UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):     July 11, 2005

                      ADDVANTAGE TECHNOLOGIES GROUP, INC.
            (Exact Name of Registrant as Specified in Its Charter)


         Oklahoma                     1-10799            73-1351610
(State or Other Jurisdiction        (Commission        (IRS Employer
    of Incorporation)               File Number)    Identification No.)


             1605 E. Iola,                             74012
     Broken Arrow, Oklahoma 74012                   (Zip Code)
(Address of Principal Executive Offices)


                                (918) 251-9121
              (Registrants Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 13, 2005, ADDvantage Technologies Group, Inc. (the "Company") announced the resignation of Dee Cooper as Controller and Chief Accounting Officer effective July 29, 2005. The resignation was submitted to the Company on July 11, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

(c)     Exhibits

99.1 Press Release dated July 14, 2005, announcing the resignation of Dee Cooper as Controller and Chief Accounting Officer.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date:  July 14, 2005                        /s/Ken Chymiak
                                            --------------------------------
                                            By:  /s/ Ken Chymiak
                                            President and Chief Executive
                                            Officer


                                    Exhibit Index

Exhibit Number          Description

Exhibit 99.1 Press Release dated July 13, 2005, announcing the resignation of Dee Cooper as Controller and Chief Accounting Officer.